CONTINGENCIES AND OTHER MATTERS	12 Months Ended
Dec. 31, 2023
Disclosure Of Contingencies And Other Matters [Abstract]
CONTINGENCIES AND OTHER MATTERS [Text Block]

28. CONTINGENCIES AND OTHER MATTERS

Due to the size, complexity and nature of the Company's operations, various legal and tax matters arise in the ordinary course of business. The Company accrues for such items when a liability is probable and the amount can be reasonably estimated.

(a) Claims and Legal Proceedings Risks

The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of business activities. Each of these matters is subject to various uncertainties and it is possible that some of these other matters may be resolved in a manner that is unfavourable to the Company which may result in a material adverse impact on the Company's financial performance, cash flow or results of operations. First Majestic carries liability insurance coverage and establishes provisions for matters that are probable and can be reasonably estimated, however there can be no guarantee that the amount of such coverage is sufficient to protect against all potential liabilities. In addition, the Company may in the future be subjected to regulatory investigations or other proceedings and may be involved in disputes with other parties in the future which may result in a significant impact on our financial condition, cash flow and results of operations.

(b) Primero Tax Rulings

When Primero, the previous owner of San Dimas acquired the San Dimas Mine in August 2010, it assumed the obligations under a Silver Purchase Agreement ("Old Stream Agreement") that required its subsidiary PEM to sell exclusively to Wheaton Precious Metals ("WPMI") up to 6 million ounces silver produced from the San Dimas Mine, and 50% of silver produced thereafter, at the lower of: (i) the spot market price and (ii) $4.014 per ounce plus an annual increase of 1% ("PEM Realized Price"). In May 2018, the Old Stream Agreement was terminated between WPMI and Silver Trading (Barbados) Limited ("STB") in connection with the Company entering into a new stream agreement with WPMI concurrent with the acquisition of Primero by the Company.

In order to reflect the commercial terms and the effects of the Old Stream Agreement, for Mexican income tax purposes, PEM recognized the revenue on these silver sales based on the PEM Realized Price instead of at spot market prices.

To obtain tax and legal assurance that the Mexican tax authority, Servicio de Administración Tributaria ("SAT") would accept the PEM Realized Price as the transfer price to calculate Mexican income taxes payable by PEM, a mutually binding Advance Pricing Agreement ("APA") was entered into with the SAT for taxation years 2010 to 2014. On October 4, 2012, the SAT confirmed that based on the terms of the APA, the PEM Realized Price could be used as PEM's basis for calculating taxes owed for the silver sold under the Old Stream Agreement.

In August 2015, the SAT commenced a legal process seeking to retroactively nullify the APA.

In 2019, the SAT issued reassessments for the 2010 to 2012 tax years in the total amount of $359.3 million (6,070 million MXN) inclusive of interest, inflation, and penalties. In 2021, the SAT also issued a reassessment against PEM for the 2013 tax year in the total amount of $189.9 million (3,208 million MXN) and in 2023, the SAT issued reassessments for the 2014, 2015, and 2016 tax years in the total amount of $484.2 million (8,179 million MXN) inclusive of interest, inflation, and penalties (collectively, the "Reassessments"). The Company believes that the Reassessments fail to recognize the applicability of a valid transfer pricing methodology. The major items in the Reassessments include determination of revenue based on silver spot market prices, denial of the deductibility of interest expense and service fees, SAT technical error related to double counting of taxes, and interest and penalties.

The Company continues to defend the APA in domestic legal proceedings in Mexico, and the Company has also requested resolution of the transfer pricing dispute pursuant to the Mutual Agreement Procedure ("MAP"), under the relevant avoidance of double taxation treaties, between the competent tax authorities of Mexico, Canada, Luxembourg and Barbados. The SAT has refused to take the necessary steps under the MAP process contained in the three tax treaties. The Company believes that by its refusal, Mexico is in breach of its international obligations regarding double taxation treaties. Furthermore, the Company continues to believe that the APA remains valid and legally binding on the SAT.

The Company continues to pursue all available domestic and international remedies under the laws of Mexico and under the relevant tax treaties. Furthermore, as discussed further below, it has also made claims against Mexico under Chapter 11 of the North American Free Trade Agreement ("NAFTA") for violation of its international law obligations.

Domestic Remedies

In September 2020, the Company was served with a decision of the Federal Court seeking to nullify the APA granted to PEM. The Federal Court's decision directs SAT to re-examine the evidence and basis for the issuance of the APA with retroactive effect, for the following key reasons:

(i) SAT's errors in analyzing PEM's request for the APA and the evidence provided in support of the request; and

(ii) SAT's failure to request from PEM certain additional information before issuing the APA.

The Company filed an appeal of the decision to the Mexican Circuit Courts on November 30, 2020. As two writs of certiorari were filed before the Mexican Supreme Court of Justice, on April 15, 2021, the Plenary of the Supreme Court i) admitted one of those writs, ii) requested the Circuit Court to send the appeal file to them, and iii) assigned such writ to the Second Chamber of the Supreme Court for issuing the corresponding decision. Both writs of certiorari were withdrawn in December 2022. The challenge filed by the Company was returned to the Mexican Circuit Courts and on December 5, 2023, the Second Collegiate Court issued a decision, which was formally notified to the Company on January 4, 2024.

In such decision, the Second Collegiate Court partially granted constitutional protection to the Company with respect to certain matters, but not others.

Accordingly, on January 18, 2024, PEM filed an extraordinary appeal to the Mexican Supreme Court of Justice with respect to the Second Collegiate Court's decision, and PEM is currently waiting for the Supreme Court to admit such appeal.

International Remedies

i. NAFTA APA Claim

The Company submitted a Request for Arbitration dated March 1, 2021 to the International Centre for Settlement of Investment Disputes ("ICSID"), on its own behalf and on behalf of PEM, pursuant to Chapter 11 of NAFTA. On March 31, 2021, the Notice of Registration of the Request for Arbitration was issued by the ICSID Secretariat. Once the NAFTA Arbitration Panel (the "Tribunal") was fully constituted on August 20, 2021 by the appointment of all three panel members, the NAFTA arbitration proceedings in respect of the APA (the "NAFTA APA Claim") were deemed to have been fully commenced. The first session of the Tribunal was held by videoconference on September 24, 2021 to decide upon the procedural rules which will govern the NAFTA APA Claim. The Tribunal issued Procedural Order No. 1 on October 21, 2021. Thereafter, on April 26, 2022, the Company submitted its Claimant's Memorial including expert reports and witness statements to the Tribunal, and in response, Mexico submitted its Counter-Memorial dated November 25, 2022. On January 4, 2023, the Company submitted a Request for Provisional Measures (the "PM Request") to the Tribunal. Following a reply that was filed by Mexico on February 10, 2023, a hearing regarding the request took place on March 13, 2023. On May 26, 2023, the Tribunal partially granted the provisional measures requested by the Company, issuing an order for the Government of Mexico to permit the withdrawal of the Company's VAT refunds for the period as of January 4, 2023 that had been deposited by the SAT into a frozen bank account and to deposit all future VAT refunds into an account which shall remain freely accessible by the Company (the "PM Decision"). On June 15, 2023, the Company requested Mexico to comply with the PM Decision, and in response, on June 19, 2023, Mexico filed a Revocation Request against the PM Decision. On July 21, 2023, the Company filed its response to Mexico's Revocation Request.

On July 28, 2023, the Government of Mexico filed a Preliminary Objection to Jurisdiction (the "Preliminary Objection") and Request for Bifurcation (the "Bifurcation Request") in which it has requested that the Tribunal should stay the merits phase of the international arbitration commenced in 2021, and instead proceed to examine on a preliminary basis, under what is commonly called a bifurcated procedure, whether the Company's commencement of the new NAFTA Chapter 11 proceeding limited to the recovery of PEM's VAT refunds (as discussed further below) impinges on the Tribunal's jurisdiction. On September 1, 2023, the Company submitted its response to the Preliminary Objection that had been filed by Mexico.

In addition, also on September 1, 2023, after receiving the Company's submissions opposing the Revocation Request, the Tribunal issued its decision dismissing Mexico's Revocation Request, and reaffirming the PM Decision. The Government of Mexico is therefore obligated to comply with the PM Decision which requires payment of VAT refunds owing to PEM as of January 4, 2023 and into the future until the final award is rendered by the Tribunal.

On October 9, 2023, Mexico filed a reply to the Company's response on the Preliminary Objection. The Company's rejoinder on the Preliminary Objection was filed on November 6, 2023. The Tribunal rendered its decision dismissing the Preliminary Objection on December 20, 2023. The Tribunal confirmed that the second arbitration regarding the recovery of the VAT refunds (the NAFTA VAT Claim, as defined in the section below) does not breach the waiver under NAFTA (i.e. the same measures are not in dispute). Both the NAFTA APA Claim and the NAFTA VAT Claim may now proceed. As a result, the Tribunal did not need to consider Mexico's Bifurcation Request, as that became a moot point.

Subsequent to the end of the financial year ended December 31, 2023, on February 12, 2024, Mexico filed a request (the "Consolidation Request") with ICSID pursuant to the procedure in Article 1126 of NAFTA to consolidate the NAFTA APA Claim and the NAFTA VAT Claim (as defined below), and has requested a stay in both of these arbitration proceedings until a new tribunal has been constituted to decide on the Consolidation Request. We expect that a separate tribunal to consider the Consolidation Request will be constituted within 60 days of the date of the Consolidation request, and once constituted, it will take 4-6 months for the tribunal to decide on whether to approve the Consolidation Request. During this period, both the NAFTA APA Claim and the NAFTA VAT Claim will be stayed.

If the SAT's attempts to retroactively nullify the APA are successful, the SAT can be expected to enforce any Reassessments for 2010 through 2014 against PEM in respect of its sales of silver pursuant to the Old Stream Agreement. Such an outcome would likely have a material adverse effect on the Company's results of operations, financial condition and cash flows. Should the Company ultimately be required to pay tax on its silver revenues based on spot market prices without any mitigating adjustments, the incremental income tax for the years 2010-2019 would be approximately $314.2 million (5,307 million MXN), before taking into consideration interest or penalties.

Based on the Company's consultation with third party advisors, the Company believes PEM filed its tax returns in compliance with applicable Mexican law and that the APA is valid, therefore, at this time, no liability has been recognized in the financial statements with respect to this matter.

To the extent it is ultimately determined that the pricing for silver sales under the Old Stream Agreement is significantly different from the PEM Realized Price, and while PEM would have rights of appeal in connection with any reassessments, it is likely to have a materially adverse effect on the Company's business, financial position and results of operations.

ii. NAFTA VAT Claim

On March 31, 2023, the Company filed a new Notice of Intent on its own behalf and on behalf of PEM under the "legacy investment" claim provisions contained in Annex 14-C of the Canada-United States-Mexico Agreement ("CUSMA") and Chapter 11 of NAFTA to invite the Government of Mexico to engage in discussions to resolve the dispute regarding the ongoing denial of access to PEM's VAT refunds ("NAFTA VAT Claim") within the stipulated 90-day consultation period. On June 29, 2023, the Company submitted its Request for Arbitration for the NAFTA VAT Claim to ICSID in order to preserve its legacy claim within NAFTA's applicable limitation period. The Request for Arbitration was registered by ICSID on July 21, 2023. In light of the Consolidation Request (described above), the NAFTA VAT Claim will be stayed until the separate tribunal that will be constituted in respect of the Consolidation Request has rendered its decision as to whether or not the request should be approved.

Accordingly, the tribunal for the NAFTA VAT Claim will not be constituted until a decision has been made regarding the Consolidation Request.

While the Company remains confident in its position with regards to its two NAFTA claims, it continues to engage with the Government of Mexico in consultation discussions so as to amicably resolve these disputes.

(c) La Encantada Tax Re-assessments

In December 2019, as part of the ongoing annual audits of the tax returns of Minera La Encantada S.A. de C.V. ("MLE") and Corporacion First Majestic S.A. de C.V. ("CFM"), the SAT issued tax assessments for fiscal 2012 and 2013 for corporate income tax in the amount of $14.2 million (239 million MXN) and $45.0 million (761 million MXN) including interest, inflation and penalties, respectively. In December 2022, the SAT issued tax assessments to MLE for fiscal years 2014 and 2015 for corporate income tax in the amount of $19.1 million (322 million MXN) and $239.8 million (4,051 million MXN). In 2023, the SAT issued a tax assessment to MLE for the fiscal year 2016 for corporate income tax in the amount of $3.5 million (59 million MXN). The major items relate to forward silver purchase agreement and denial of the deductibility of mine development costs and service fees. The Company continues to defend the validity of the forward silver purchase agreement and will vigorously dispute the assessments that have been issued. The Company, based on advice from legal and financial advisors, believes MLE's tax filings were appropriate and its tax filing position is correct, therefore no liability has been recognized in the financial statements.

(d) San Martin Tax Re-assessments

In 2023, as part of the ongoing annual audits of the tax returns of Minera El Pilon S.A. de C.V. ("MEP"), the SAT issued tax assessments for fiscal 2014, 2015 and 2016 for corporate income tax in the total amount of $28.5 million (482 million MXN) including interest, inflation and penalties. The major items relate to forward silver purchase agreement and denial of the deductibility of mine development costs. The Company continues to defend the validity of the forward silver purchase agreement and will vigorously dispute the assessments that have been issued. The Company, based on advice from legal and financial advisors, believes MEP's tax filings were appropriate and its tax filing position is correct, therefore no liability has been recognized in the financial statements.

(e) La Parrilla Tax Re-assessments

In 2023, as part of the ongoing annual audits of the tax returns of First Majestic Plata S.A. de C.V. ("FMP"), the SAT issued tax assessment for fiscal 2014 and 2016 for corporate income tax in the total amount of $29.9 million (506 million MXN) including interest, inflation and penalties. The major items relate to forward silver purchase agreement and denial of the deductibility of mine development costs. The Company continues to defend the validity of the forward silver purchase agreement and will vigorously dispute the assessments that have been issued. The Company, based on advice from legal and financial advisors, believes FMP's tax filings were appropriate and its tax filing position is correct, therefore no liability has been recognized in the financial statements.

(f) Del Toro Tax Re-assessments

In 2023, as part of the ongoing annual audits of the tax returns of First Majestic Del Toro S.A. de C.V. ("FMDT"), the SAT issued tax assessment for fiscal 2015 and 2016 for corporate income tax in the total amount of $28.6 million (483 million MXN) including interest, inflation and penalties. The major items relate to and denial of the deductibility of mine development costs, refining costs, and other expenses. The Company continues to defend the validity of the expenses and will vigorously dispute the assessments that have been issued. The Company, based on advice from legal and financial advisors, believes FMDT's tax filings were appropriate and its tax filing position is correct, therefore no liability has been recognized in the financial statements.

(g) CFM Tax Re-assessments

In 2023, as part of the ongoing annual audits of the tax returns of CFM the SAT issued tax assessment for fiscal 2016 for corporate income tax in the total amount of $85.8 million (1,449 million MXN) including interest, inflation and penalties. The major item relates to planning that took place post-acquisition of Santa Elena (via the acquisition of SilverCrest Mines Inc. on October 1, 2015) at the Canadian level. Mexico contends a right to tax a disposition of the shares of SilverCrest Mines Inc. by First Majestic Silver Corp. although the transaction in question involved the disposition of the shares of one Canadian company by another Canadian company and was reported for tax purposes in Canada. The Company continues to defend the validity of the transaction in question and will vigorously dispute the assessments that have been issued. The Company, based on advice from legal and financial advisors, believes CFM's tax filings were appropriate and its tax filing position is correct, therefore no liability has been recognized in the financial statements.

(h) First Silver Litigation

In April 2013, the Company received a positive judgment on the First Silver litigation from the Supreme Court of British Columbia (the "Court"), which awarded the sum of $93.8 million in favour of First Majestic against Hector Davila Santos (the "Defendant") in connection with a dispute between the Company and the Defendant and his private company involving a mine in México (the "Bolaños Mine") as set out further below. The Company received a sum of $14.1 million in June 2013 as partial payment of the judgment, leaving an unpaid amount of approximately $64.3 million (CAD$81.5 million). As part of the ruling, the Court granted orders restricting any transfer or encumbrance of the Bolaños Mine by the Defendant and limiting mining at the Bolaños Mine. The orders also require the Defendant to preserve net cash flow from the Bolaños Mine in a holding account and periodically provide to the Company certain information regarding the Bolaños Mine. After many years of domestic Mexican litigation, the enforceability of the British Columbia judgment was finally recognized by the Mexican Supreme Court in a written judgment on November 11, 2022. The Company has commenced collection actions in Mexico against the Defendant's assets and continues to seek recovery of the balance against one of the Defendant's assets located in the United States. Nonetheless, there can be no guarantee that the remainder of the judgment amount will be collected. Therefore, as at December 31, 2023, the Company has not accrued any of the remaining $64.3 million (CAD$81.5 million) unrecovered judgment in favour of the Company.